UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22380

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (EXD) Annual Report December 31, 2012

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes quarterly cash distributions equal to $0.4250 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2012

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	17

Federal Tax Information	18

Dividend Reinvestment Plan	19

Management and Organization	21

Important Notices	23

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Municipal bonds generated solid results versus the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index)2, which returned 0.11% during the 12-month period ended December 31, 2012. A number of tailwinds lifted municipals throughout much of the year, including a favorable interest-rate backdrop. Amid low inflation and weak economic growth, the U.S. Federal Reserve (the Fed) kept interest rates at ultralow levels. As a result, bond yields fell and prices generally rose. The Fed further bolstered investor sentiment with its pledge to keep short-term rates anchored near zero through mid-2015.

Municipals also benefited from favorable technical conditions as the supply of municipals was outstripped by investor demand. Although the supply of municipals was higher in 2012 than it was the prior year, much of that supply came in the form of refinancings. Issuers took advantage of low rates by retiring old bonds and replacing them with new, lower-yield bonds, inflating municipal market supply numbers. The supply of bonds issued for new projects and debt was muted. At the same time, investor demand was robust, as they sought municipals as a hedge against global economic and political uncertainty. Demand also was strong from investors seeking higher-yielding alternatives to U.S. government bonds and from those looking for potentially attractive tax-exempt income.

At the same time, the fundamental outlook for municipal issuers generally improved and helped temper worries about defaults. Despite the well-publicized woes of a handful of issuer bankruptcies, the actual municipal default rate remained low throughout the year.

Municipals came under pressure in the final weeks of the period, when investors, who may have been worried about potentially higher capital gains tax rates in 2013, sold all types of investments—including municipals. A comparatively heavy supply of new municipal bonds also weighed on the tax-exempt marketplace, as issuers sought to lock in low interest rates. Adding additional stress was Moody’s downgrade of the credit rating4 of Puerto Rico—whose bonds are exempt from federal and state taxes—to one notch above investment grade in light of that U.S. territory’s weak fiscal position, high debt load and large pension obligations. Finally, there was concern that federal lawmakers could make changes to the federal tax-exemption of municipals, potentially capping the level of the securities’ tax exemption.

Fund Performance

For the 12 months ended December 31, 2012, Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) returned 9.23% at net asset value (NAV), outperforming the Index, which returned 0.11% during the period.

During 2012, management fully invested in the Bond Strategy. Management also systematically applied the Option Overlay Strategy to 100% of net assets. While both strategies, which are designed to provide tax-advantaged current income and capital gains while investing in high quality securities, aided 2012 Fund performance versus the Index, the Option Overlay Strategy was the larger contributor to the Fund’s relative performance.

A portion of the Bond Strategy’s returns were a function of falling interest rates (and rising prices) in the municipal market overall. In addition, performance was aided by management’s security selection within the market, as well as their ability to capitalize on municipal market inefficiencies by actively trading securities to generate excess performance.

The Bond Strategy maintained an overall portfolio duration5 between 3 and 4.5 years throughout the period. In managing duration, the Fund employed a barbell strategy of holding securities from 7-10 years as well as shorter securities. This yield curve positioning helped to provide strong returns.

The Option Overlay Strategy, which generated income by writing a series of S&P 500 Index call and put spread option transactions, is intended to provide returns that are substantially uncorrelated to the returns of the S&P 500. The Option Overlay Strategy limited potential losses to a predetermined amount, which proved to be beneficial during periods of heightened volatility and large directional moves.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative.Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Performance2

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors, LLC; James H. Evans, CFA

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Fund at NAV	06/29/2010	9.23%	8.22%
Fund at Market Price	—	17.45	6.74
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	06/29/2010	0.11%	0.11%

% Premium/Discount to NAV
			–3.39%

Distributions[3]
Total Distributions per share for the period			$1.700
Distribution Rate at NAV			9.29%
Distribution Rate at Market Price			9.62%

Fund Profile

Credit Quality (% of bond holdings)4

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distribution rate is determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

[5]

Duration is a measure of the expected change in price of a bond—in percentage terms—given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

4

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Portfolio of Investments

Tax-Exempt Municipal Securities — 87.1%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.0%
Vermont Municipal Bond Bank, 4.00%, 12/1/17	$2,515	$2,879,474
Vermont Municipal Bond Bank, 5.00%, 12/1/19	705	875,849

		$3,755,323

Education — 2.2%
Massachusetts Development Finance Agency, (Harvard University), 5.00%, 10/15/20	$2,000	$2,553,400
New York State Dormitory Authority, 5.00%, 7/1/21	1,000	1,248,490
University of Arkansas, 3.00%, 11/1/19	445	486,105

		$4,287,995

Electric Utilities — 4.8%
California Department of Water Resources System, Electric Revenue, 5.00%, 5/1/22	$1,000	$1,220,350
Energy Northwest, WA, (Bonneville Power Administration), 5.00%, 7/1/17	4,200	4,963,854
Energy Northwest, WA, (Columbia Generating Station), 5.00%, 7/1/19	2,500	3,082,650

		$9,266,854

Escrowed / Prerefunded — 3.6%
Columbus, OH, Prerefunded to 7/1/14, 5.00%, 7/1/20	$1,000	$1,070,680
Harris County, TX, Flood Control District, Prerefunded to 10/1/14, 5.25%, 10/1/20	2,545	2,758,144
New York, NY, Transitional Finance Authority, Prerefunded to 8/1/13, 5.00%, 8/1/21	3,000	3,083,760

		$6,912,584

General Obligations — 37.9%
Alexandria, VA, 4.00%, 7/1/16	$2,980	$3,336,468
Beaufort County, SC, School District, 5.00%, 3/1/19	5,370	6,596,937
Bedford, MA, 4.00%, 8/15/16	1,380	1,545,283
Carrollton, TX, 3.00%, 8/15/15	100	106,545
Charleston County, SC, School District, 5.00%, 2/1/19	7,020	8,636,425
Dakota County, MN, Community Development Agency, 3.00%, 1/1/13	150	150,000
Dakota County, MN, Community Development Agency, 3.00%, 1/1/14	500	513,035
Florida Board of Education, 5.00%, 6/1/17	2,010	2,369,951
Frederick County, MD, 4.00%, 2/1/15	555	595,998
Georgia, 5.00%, 7/1/17	600	713,802
Georgia, 5.00%, 7/1/19	3,070	3,837,653

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Hoover, AL, Board of Education Capital Outlay Warrants, 5.00%, 2/15/14	$2,815	$2,959,297
Hopkinton, MA, 4.00%, 7/15/16	240	266,407
Liberty Hill, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/1/21	515	434,686
Loudoun County, VA, 5.00%, 12/1/17	2,015	2,426,967
Maricopa County, AZ, Community College District, 3.00%, 7/1/18	1,605	1,765,965
Maryland, 5.00%, 8/1/19	5,750	7,200,150
Massachusetts, 5.50%, 10/1/15	400	454,140
Mississippi, 5.00%, 10/1/21	500	594,960
Morris County, NJ, 5.00%, 2/15/14	1,650	1,737,202
New York, 5.00%, 4/15/15	500	553,475
Richardson, TX, 5.00%, 2/15/18	2,790	3,345,852
St. Louis County, MO, Parkway C-2 School District, 4.00%, 3/1/20	1,700	2,017,832
United Independent School District, TX, (PSF Guaranteed), 5.00%, 8/15/20	2,000	2,521,260
Utah, 5.00%, 7/1/19(1)	8,300	10,375,415
Wake, NC, 5.00%, 3/1/21	2,000	2,560,680
Washington, 5.00%, 7/1/20	2,145	2,688,629
Wisconsin, 5.00%, 5/1/20	2,255	2,813,879

		$73,118,893

Insured – Escrowed / Prerefunded — 4.1%
Anchorage, AK, (FGIC), Prerefunded to 9/1/13, 5.00%, 9/1/20	$1,750	$1,805,790
Benton County, WA, School District No. 400, (AGM), Prerefunded to 6/1/13, 5.00%, 12/1/20	6,055	6,176,039

		$7,981,829

Insured – General Obligations — 0.4%
Houston, TX, (NPFG), 5.25%, 3/1/14	$785	$830,020

		$830,020

Insured – Transportation — 6.8%
New Jersey Turnpike Authority, (FGIC), (NPFG), Prerefunded to 7/1/13, 5.00%, 1/1/19	$11,800	$12,073,524
New York State Thruway Authority, (AGM), 5.00%, 3/15/14	1,000	1,056,370

		$13,129,894

Lease Revenue / Certificates of Participation — 0.6%
Orange County, FL, School Board, 5.00%, 8/1/16	$500	$567,135
Orange County, FL, School Board, 5.00%, 8/1/19	500	594,120

		$1,161,255

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue — 0.6%
New Jersey Environmental Infrastructure Trust, 4.00%, 9/1/19	$1,000	$1,182,950

		$1,182,950

Special Tax Revenue — 8.1%
Michigan Finance Authority, (Unemployment Obligation Assessment), 5.00%, 1/1/20	$6,000	$7,411,020
New York State Urban Development Corp., 5.00%, 1/1/15	2,125	2,313,509
New York State Urban Development Corp., 5.00%, 12/15/17	5,000	5,956,550

		$15,681,079

Transportation — 14.0%
Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.25%, 7/1/21	$1,350	$1,735,816
New York State Thruway Authority, 5.00%, 4/1/18(1)	20,000	23,982,800
Washington Federal Highway Grant Anticipation Revenue, 5.00%, 9/1/22	1,000	1,243,380

		$26,961,996

Water and Sewer — 2.0%
Massachusetts Water Pollution Abatement Trust, 4.00%, 8/1/17	$1,860	$2,131,932
Seattle, WA, Solid Waste Revenue, 5.00%, 8/1/21	1,415	1,794,461

		$3,926,393

Total Tax-Exempt Municipal Securities — 87.1% (identified cost $160,165,548)		$168,197,065

Call Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	231	$1,520	1/4/13	$578
S&P 500 Index	231	1,520	1/11/13	8,085
S&P 500 Index	222	1,535	1/19/13	5,550
S&P 500 Index	227	1,530	1/25/13	13,053
S&P 500 Index FLEX	232	1,520	1/3/13	13
S&P 500 Index FLEX	230	1,545	1/9/13	932
S&P 500 Index FLEX	230	1,535	1/10/13	2,185
S&P 500 Index FLEX	230	1,547	1/15/13	4,417
S&P 500 Index FLEX	228	1,550	1/16/13	4,746
S&P 500 Index FLEX	226	1,530	1/23/13	24,414
S&P 500 Index FLEX	227	1,525	1/24/13	30,818
S&P 500 Index FLEX	226	1,525	1/28/13	14,483

Total Call Options Purchased (identified cost $123,956)				$109,274

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	231	$1,270	1/4/13	$4,620
S&P 500 Index	231	1,270	1/11/13	17,325
S&P 500 Index	222	1,270	1/19/13	24,975
S&P 500 Index	227	1,255	1/25/13	33,483
S&P 500 Index FLEX	232	1,270	1/3/13	6
S&P 500 Index FLEX	230	1,305	1/9/13	11,045
S&P 500 Index FLEX	230	1,290	1/10/13	9,219
S&P 500 Index FLEX	230	1,307	1/15/13	37,932
S&P 500 Index FLEX	228	1,295	1/16/13	32,997
S&P 500 Index FLEX	226	1,270	1/23/13	44,805
S&P 500 Index FLEX	227	1,255	1/24/13	39,048
S&P 500 Index FLEX	226	1,250	1/28/13	30,625

Total Put Options Purchased (identified cost $666,681)				$286,080

Short-Term Investments — 15.1%

Tax-Exempt Municipal Securities — 3.9%

Security	Principal Amount (000’s omitted)	Value

Texas, 2.50%, 8/30/13	$7,500	$7,616,625

Total Tax-Exempt Municipal Securities (identified cost $7,612,483)		$7,616,625

Other — 11.2%
Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$21,578	$21,578,036

Total Other (identified cost $21,578,036)		$21,578,036

Total Short-Term Investments — 15.1% (identified cost $29,190,519)		$29,194,661

Total Investments — 102.4% (identified cost $190,146,704)		$197,787,080

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Portfolio of Investments — continued

Call Options Written — (0.8)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	231	$1,450	1/4/13	$(61,215)
S&P 500 Index	231	1,450	1/11/13	(166,320)
S&P 500 Index	222	1,465	1/19/13	(116,550)
S&P 500 Index	227	1,460	1/25/13	(219,055)
S&P 500 Index FLEX	232	1,450	1/3/13	(34,149)
S&P 500 Index FLEX	230	1,475	1/9/13	(39,707)
S&P 500 Index FLEX	230	1,465	1/10/13	(75,591)
S&P 500 Index FLEX	230	1,477	1/15/13	(77,513)
S&P 500 Index FLEX	228	1,480	1/16/13	(75,015)
S&P 500 Index FLEX	226	1,460	1/23/13	(223,122)
S&P 500 Index FLEX	227	1,455	1/24/13	(264,034)
S&P 500 Index FLEX	226	1,455	1/28/13	(242,894)

Total Call Options Written — (0.8)% (premiums received $1,983,524)				$(1,595,165)

Put Options Written — (0.6)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	231	$1,340	1/4/13	$(17,325)
S&P 500 Index	231	1,340	1/11/13	(57,172)
S&P 500 Index	222	1,340	1/19/13	(83,250)
S&P 500 Index	227	1,325	1/25/13	(91,935)
S&P 500 Index FLEX	232	1,340	1/3/13	(1,140)
S&P 500 Index FLEX	230	1,375	1/9/13	(99,567)
S&P 500 Index FLEX	230	1,360	1/10/13	(72,596)
S&P 500 Index FLEX	230	1,377	1/15/13	(187,735)
S&P 500 Index FLEX	228	1,365	1/16/13	(152,743)
S&P 500 Index FLEX	226	1,340	1/23/13	(148,035)
S&P 500 Index FLEX	227	1,325	1/24/13	(124,064)
S&P 500 Index FLEX	226	1,320	1/28/13	(103,929)

Total Put Options Written — (0.6)% (premiums received $1,882,919)				$(1,139,491)

Other Assets, Less Liabilities — (1.0)%				$(1,983,526)

Net Assets — 100.0%				$193,068,898

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	–	Assured Guaranty Municipal Corp.
FGIC	–	Financial Guaranty Insurance Company
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

At December 31, 2012, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	19.8%
Washington	10.3%
Others, representing less than 10% individually	60.9%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2012, 11.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.7% to 7.0% of total investments.

(1)	Security (or a portion thereof) has been pledged as collateral for written option contracts.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2012.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Unaffiliated investments, at value (identified cost, $168,568,668)	$176,209,044
Affiliated investment, at value (identified cost, $21,578,036)	21,578,036
Interest receivable	2,534,068
Interest receivable from affiliated investment	2,217
Receivable for investments sold	349,662
Total assets	$200,673,027

Liabilities
Written options outstanding, at value (premiums received, $3,866,443)	$2,734,656
Payable for investments purchased	79,738
Distributions payable	4,486,535
Payable to affiliates:
Investment adviser and administration fee	206,449
Trustees’ fees	2,017
Accrued expenses	94,734
Total liabilities	$7,604,129
Net Assets	$193,068,898

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$105,566
Additional paid-in capital	189,409,334
Accumulated net realized loss	(731,630)
Accumulated distributions in excess of net investment income	(4,486,535)
Net unrealized appreciation	8,772,163
Net Assets	$193,068,898

Common Shares Outstanding	10,556,552

Net Asset Value
Net assets ÷ common shares issued and outstanding	$18.29

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Interest	$3,126,618
Interest income allocated from affiliated investment	24,336
Expenses allocated from affiliated investment	(3,120)
Total investment income	$3,147,834

Expenses
Investment adviser and administration fee	$2,424,200
Trustees’ fees and expenses	8,560
Custodian fee	156,912
Transfer and dividend disbursing agent fees	18,512
Legal and accounting services	61,767
Printing and postage	36,939
Miscellaneous	41,142
Total expenses	$2,748,032
Deduct —
Reduction of custodian fee	$30
Total expense reductions	$30

Net expenses	$2,748,002

Net investment income	$399,832

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(9,517,916)
Investment transactions allocated from affiliated investment	457
Written options	25,904,888
Net realized gain	$16,387,429
Change in unrealized appreciation (depreciation) —
Investments	$492,385
Written options	(772,239)
Net change in unrealized appreciation (depreciation)	$(279,854)

Net realized and unrealized gain	$16,107,575

Net increase in net assets from operations	$16,507,407

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$399,832	$629,866
Net realized gain from investment transactions and written options	16,387,429	13,091,971
Net change in unrealized appreciation (depreciation) from investments and written options	(279,854)	9,879,694
Net increase in net assets from operations	$16,507,407	$23,601,531
Distributions to common shareholders —
From net investment income	$(396,657)	$(632,588)
From net realized gain	(16,098,301)	(9,485,278)
Tax return of capital	(1,451,180)	(7,828,272)
Total distributions to common shareholders	$(17,946,138)	$(17,946,138)

Net increase (decrease) in net assets	$(1,438,731)	$5,655,393

Net Assets
At beginning of year	$194,507,629	$188,852,236
At end of year	$193,068,898	$194,507,629

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(4,486,535)	$(4,485,294)

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Financial Highlights

	Year Ended December 31,		Period Ended December 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$18.430	$17.890	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$0.038	$0.060	$0.016
Net realized and unrealized gain (loss)	1.522	2.180	(0.336)

Total income (loss) from operations	$1.560	$2.240	$(0.320)

Less Distributions
From net investment income	$(0.037)	$(0.060)	$(0.671)
From net realized gain	(1.525)	(0.898)	(0.179)
Tax return of capital	(0.138)	(0.742)	—

Total distributions	$(1.700)	$(1.700)	$(0.850)

Offering costs charged to paid-in capital(3)	$—	$—	$(0.040)

Net asset value — End of period	$18.290	$18.430	$17.890

Market value — End of period	$17.670	$16.550	$16.730

Total Investment Return on Net Asset Value(4)	9.23%	13.69%	(1.86	)%(5)(6)(7)

Total Investment Return on Market Value(4)	17.45%	9.23%	(8.22	)%(5)(6)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$193,069	$194,508	$188,852
Ratios (as a percentage of average daily net assets):
Expenses(8)	1.42%	1.43%	1.44	%(9)
Net investment income	0.21%	0.33%	0.17	%(9)
Portfolio Turnover	14%	59%	11	%(5)

(1)	For the period from the start of business, June 29, 2010, to December 31, 2010.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)

Included in the calculation is a distribution that was declared prior to the end of the period and paid in January 2011, which was assumed to be reinvested at the price obtained on or after the payable date pursuant to the Fund’s dividend reinvestment plan.

(7)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized on January 14, 2010 and remained inactive until June 29, 2010, except for matters related to its organization and sale of initial shares of $100,000. The Fund’s investment objective is to provide tax-advantaged current income and gains.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities and indices) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Organization costs paid in connection with the organization of the Fund were borne directly by EVM, the Fund’s investment adviser.

EVM agreed to pay all offering costs (other than sales loads) that exceeded $0.04 per common share. Costs incurred by the Fund in connection with the offering of its common shares were recorded as a reduction of additional paid-in capital.

12

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Notes to Financial Statements — continued

G  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index put option, the Fund has the right to receive a cash payment equal to any depreciation of the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intents to make quarterly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

13

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Tax-exempt income	$383,485	$577,387
Ordinary income	$6,009,517	$4,173,771
Long-term capital gains	$10,101,956	$5,366,708
Tax return of capital	$1,451,180	$7,828,272

During the year ended December 31, 2012, accumulated net realized loss was decreased by $4,416 and accumulated distributions in excess of net investment income was increased by $4,416 due to differences between book and tax accounting, primarily for accretion of market discount and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$8,040,533
Other temporary differences	$(4,486,535)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to purchased and written options contracts, the timing of recognizing distributions to shareholders, investments in partnerships and accretion of market discount.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.25% of the Fund’s average daily net assets up to and including $1.5 billion and at reduced rates on daily net assets over $1.5 billion, and is payable monthly. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2012, the investment adviser and administration fee amounted to $2,424,200 or 1.25% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its advisory and administration fee for sub-advisory services provided to the Fund.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, aggregated $53,840,370 and $22,408,977, respectively, for the year ended December 31, 2012.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2012 and December 31, 2011.

14

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Notes to Financial Statements — continued

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$189,351,193

Gross unrealized appreciation	$8,095,411
Gross unrealized depreciation	(54,878)

Net unrealized appreciation	$8,040,533

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2012 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	6,432	$4,921,623
Options written	75,166	48,504,146
Options terminated in closing purchase transactions	(16,116)	(10,789,611)
Options expired	(60,002)	(38,769,715)

Outstanding, end of year	5,480	$3,866,443

At December 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting any potential loss. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$395,354	(1)	$—
Written options	—		(2,734,656	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

15

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(10,835,111)	$483,309
Written options	25,904,888	(772,239)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2012, which is indicative of the volume of this derivative type, was approximately 5,800 contracts.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Funds’ investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$168,197,065	$—	$168,197,065
Call Options Purchased	27,266	82,008	—	109,274
Put Options Purchased	80,403	205,677	—	286,080
Short-Term Investments —
Tax-Exempt Municipal Securities	—	7,616,625	—	7,616,625
Other	—	21,578,036	—	21,578,036

Total Investments	$107,669	$197,679,411	$—	$197,787,080

Liability Description

Call Options Written	$(563,140)	$(1,032,025)	$—	$(1,595,165)
Put Options Written	(249,682)	(889,809)	—	(1,139,491)

Total	$(812,822)	$(1,921,834)	$—	$(2,734,656)

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

16

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the “Fund”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, June 29, 2010, to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, June 29, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2013

17

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  The Fund designates $383,485 of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $10,101,956 or, if subsequently determined to be different, the net capital gain for such year.

18

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

19

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2012, Fund records indicate that there are 3 registered shareholders and approximately 5,951 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EXD.

20

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2014. 3 years. Trustee since 2010.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2014. 2 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2014. 3 years. Trustee since 2010.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2014. 3 years. Trustee since 2010.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2015. 3 years. Trustee since 2010.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2015. 3 years. Trustee since 2010.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

21

Eaton Vance

Tax-Advantaged Bond and Option Strategies Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2013. 3 years. Trustee since 2010.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Trustee since 2010.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2015. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Chairman of the Board since 2007 and Trustee since 2010.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	Since 2010	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2010	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary and Chief Legal Officer since 2010	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2010	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

23

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

274 Riverside Avenue

Westport, CT 06880

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

4583-2/13	CE-EXDSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$50,500	$53,388
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,080	$8,590
All Other Fees(3)	$300	$0

Total	$58,880	$61,978

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31,

2011 and December 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/11	12/31/12
Registrant	$8,380	$8,590
Eaton Vance(1)	$334,561	$615,489

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its indirect controlled affiliate, Parametric Risk Advisors LLC (“PRA”), as a sub-adviser to the Fund.

James H. Evans is the portfolio manager responsible for managing the Fund’s overall investment program, structuring and managing the Fund’s Bond Strategy, providing research support to the sub-adviser and supervising the performance of the sub-adviser. Mr. Evans has served as portfolio manager of the Fund since operations commenced in June 2010. He is Vice President of EVM and director of the Tax-Advantaged Bond Strategies Division. Mr. Evans joined EVM in 2008 upon its acquisition of M.D. Sass Tax Advantaged Bond Strategies, L.L.C. (TABS), where Mr. Evans was a Senior Portfolio Manager and managed TABS.

Kenneth Everding and Jonathan Orseck are the PRA portfolio managers responsible for developing, monitoring and implementing the Fund’s Option Overlay Strategy. Mr. Everding is a Managing Director of PRA (or its predecessor) since 2005. Prior to joining PRA, Mr. Everding was a Managing Director at Zurich Capital Markets and BNP Paribas following Zurich’s acquisition (2003-2005). Mr. Orseck is a Managing Director of PRA (or its predecessor) since 2006. Prior to joining PRA, Mr. Orseck was a Managing Director of Banc of America Securities (2004-2006).

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
James H. Evans
Registered Investment Companies	4		$1,708.1	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	73	(1)	$10,015.5	0	$0

Kenneth Everding
Registered Investment Companies	8		$530.1	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	208	(1)	$3,589.1	1	$300.0

Jonathan Orseck
Registered Investment Companies	8		$530.1	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	208	(1)	$3,589.1	1	$300.0

(1)

For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
James H. Evans	None
Kenneth Everding	None
Jonathan Orseck	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for PRA

Compensation of PRA portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) a share of the firm’s net income. PRA investment professionals also receive insurance and other benefits that are broadly available to all PRA employees. Compensation of PRA investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. PRA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers for other responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and share of net income are also influenced by the operating performance of PRA. Cash bonuses are determined based on a target percentage of PRA’s profits. While the salaries of PRA’s portfolio managers are comparatively fixed, cash bonuses and share of net income may fluctuate significantly from year-to-year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 11, 2013

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	February 11, 2013